Internal Use Only / Not for Distribution to the Public Franklin Resources, Inc. Third Quarter Results July 30, 2009 EXHIBIT 99.2

The ongoing volatility and disruption of the capital and credit markets, and adverse changes in the global economy, have significantly affected our results of operations and may continue to put pressure on our financial results.
The amount and mix of our assets under management are subject to significant fluctuations.
We are subject to extensive and complex, overlapping and frequently changing rules, regulations and legal interpretations.
Regulatory and legislative actions and reforms have made the regulatory environment in which we operate more costly and future actions and reforms could adversely impact our assets under management, increase costs and negatively impact our profitability and future financial results.
Our ability to maintain the beneficial tax treatment we anticipate with respect to non-U.S. earnings we have repatriated is based on current interpretations of the
American Jobs Creation Act of 2004 (the “Jobs Act”) and permitted use of such amounts in accordance with our domestic reinvestment plan and the Jobs Act.
Any significant limitation or failure of our software applications or other technology systems that are critical to our operations could constrain our operations.
Our investment management business operations are complex and a failure to properly perform operational tasks or the misrepresentation of our products and services could have an adverse effect on our revenues and income.
We face risks, and corresponding potential costs and expenses, associated with conducting operations and growing our business in numerous countries.
We depend on key personnel and our financial performance could be negatively affected by the loss of their services.
Strong competition from numerous and sometimes larger companies with competing offerings and products could limit or reduce sales of our products, potentially resulting in a decline in our market share, revenues and net income.
Changes in the third-party distribution and sales channels on which we depend could reduce our revenues and hinder our growth.
Our increasing focus on international markets as a source of investments and sales of investment products subjects us to increased exchange rate and other risks in connection with earnings and income generated overseas.
Poor investment performance of our products could affect our sales or reduce the level of assets under management, potentially negatively impacting our revenues and income.
We could suffer losses in earnings or revenue if our reputation is harmed.
Our future results are dependent upon maintaining an appropriate level of expenses, which is subject to fluctuation.
Our ability to successfully integrate widely varied business lines can be impeded by systems and other technological limitations.
Our inability to successfully recover should we experience a disaster or other business continuity problem could cause material financial loss, loss of human capital, regulatory actions, reputational harm or legal liability.
Certain of the portfolios we manage, including our emerging market portfolios, are vulnerable to significant market-specific political, economic or other risks, any of which may negatively impact our revenues and income.
Our revenues, earnings and income could be adversely affected if the terms of our management agreements are significantly altered or these agreements are terminated by the funds we advise.
Regulatory and governmental examinations and/or investigations, civil litigation relating to previously-settled regulatory and governmental investigations, and the legal risks associated with our business, could adversely impact our assets under management, increase costs and negatively impact our profitability and/or our future financial results.
Our ability to meet cash needs depends upon certain factors, including our asset value, credit worthiness and the market value of our stock.
Our ability to access the capital markets in a timely manner should we seek to do so depends on a number of factors.
Diverse and strong competition limits the interest rates that we can charge on consumer loans.
Our business could be negatively affected if we or our banking subsidiaries fail to remain well capitalized.
Liquidity needs could affect our banking business.
We are dependent on the earnings of our subsidiaries.
The financial results in this presentation are preliminary. Statements in this presentation regarding Franklin Resources, Inc. (“Franklin”) and its subsidiaries, which are not historical facts, are "forward-looking statements" within the meaning of the Private Securities Litigation
Reform Act of 1995. These forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause the actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. These and other risks, uncertainties and other important factors are described in more detail in Franklin’s recent filings with the U.S. Securities and Exchange Commission, including, without limitation, in Risk
Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations in Franklin’s Annual Report on Form
10-K for the fiscal year ended September 30, 2008, and Franklin’s subsequent Form 10-Q filings.
Forward-Looking Statements

Audio Commentary and Conference Call Details
Pre-recorded audio commentary on the third quarter results from Franklin Resources, Inc.’s President and Chief
Executive Officer, Greg Johnson, and Executive Vice President and Chief Financial Officer, Ken Lewis, will be available today at approximately 9:15 a.m. Eastern Time.  They will also lead a live teleconference today at
4:30 p.m. Eastern Time to answer questions.
Access to the pre-recorded audio commentary and this presentation will be available at franklinresources.com under the “Investor relations – Earnings releases” section. The pre-recorded audio commentary will also be available by dialing (800) 642-1687 in the U.S. and Canada or (706) 645-9291 internationally, using access code 18163210, anytime through 11:59 p.m. Eastern Time on August 13, 2009.
Access to the live teleconference will be available at franklinresources.com 10 minutes before the start of the call or by dialing (877) 480-6346 in the U.S. and Canada or (706) 902-1906 internationally. A replay of the call can be accessed by calling (800) 642-1687 in the U.S. and Canada or (706) 645-9291 internationally, using access code 17928102, after 5:30 p.m. Eastern Time today through 11:59 p.m. Eastern Time on August 13,
2009.
Questions regarding the pre-recorded audio commentary or live teleconference should be directed to Franklin
Resources, Inc., Investor Relations at (650) 312-4091 or Corporate Communications at (650) 312-2245.

Highlights of the Quarter
Equity relative investment performance continues to improve
Long-term net new flows rebounded to $6.6B and long-term net flows improved and were positive in all investment objectives
Operating income increased 46% as revenue recovered and we
remained disciplined on cost management
Positive non-operating income as unrealized losses declined
materially

ASSETS UNDER MANAGEMENT

Assets Under Management
End of Period Simple Monthly Average
$451.2
$416.2
$507.3
$580.2
$391.1
30-Jun-08 30-Sep-08 31-Dec-08 31-Mar-09 30-Jun-09
$428.0
$396.6
$602.9
$555.4
$438.7
30-Jun-08 30-Sep-08 31-Dec-08 31-Mar-09 30-Jun-09
(in billions, for the three months ended)

Assets Under Management
by Investment Objective by Sales Region
1
Europe sales region includes Middle East and Africa.  ²Asia-Pacific sales region includes Latin America.
(in billions) 30-Jun-09 31-Mar-09 % Change
Equity 209.8 $       173.2 $       21%
Hybrid 85.8             75.0             14%
Fixed-Income 148.1          134.8          10%
Cash Management 7.5               8.1               (7%)
Total 451.2 $       391.1 $       15%
(chart is as of June 30, 2009) (chart is as of June 30, 2009)
United States
75.2%
Canada
5.8%
Asia-Pacific
2
9.1%
Europe
1
9.9%
(in billions) 30-Jun-09 31-Mar-09 % Change
United States 339.2 $      297.5 $      14%
Europe
1
44.6 37.2 20%
Asia-Pacific
2
41.0 34.2 20%
Canada 26.4 22.2 19%
Total 451.2 $      391.1 $      15%
Fixed-Income
32.8%
Hybrid
19.0%
Equity
46.5%
Cash
Management
1.7%

FLOW SUMMARY

$27.9
($22.4)
$36.0
$27.3
$22.0
$27.8
$38.5
$42.8
$19.8
($45.1)
($46.6)
($24.8)
($41.0)
($39.1)
($36.6)
($35.2)
$6.6
($8.9)
($5.1)
$1.8
($18.7)
30-Jun-08 30-Sep-08 31-Dec-08 31-Mar-09 30-Jun-09
Flow Summary
Market Appreciation (Depreciation) Long-Term Flows
1
$54.7
($19.0)
($11.4)
($63.5)
($71.0)
30-Jun-08 30-Sep-08 31-Dec-08 31-Mar-09 30-Jun-09
(in billions, for the three months ended)
Long-term sales 42.8 $        38.5 $        27.8 $        19.8 $        27.9 $
Long-term redemptions (41.0)          (46.6)          (45.1)          (24.8)          (22.4)
Net cash management (0.6)            (0.5)            (0.9)            (0.5)            0.5
Total net new flows 1.2 $          (8.6) $         (18.2) $       (5.5) $         6.0 $
1
Long-term net new flows are defined as long-term sales less long-term redemptions plus long-term net exchanges. Amounts prior to the quarter ended March 31, 2009 are in white for comparison purposes only and represent proforma long-term sales and redemptions, adjusted for certain amounts previously included in global/international fixed-income that are included in cash management beginning January 1, 2009.

United States and International Flows
United States
(in billions, for the three months ended)
International
1
$18.1
($12.7)
$13.4
$18.7
$14.9
$13.5
($17.0)
($16.1)
($20.2)
($24.8)
30-Jun-08 30-Sep-08 31-Dec-08 31-Mar-09 30-Jun-09
$9.8
($9.7)
$17.3
$12.4
$8.5
$6.4
$24.1
$23.6
$14.3
($24.0)
($8.7)
($26.4)
($20.3)
($18.2)
($16.4)
($14.3)
30-Jun-08 30-Sep-08 31-Dec-08 31-Mar-09 30-Jun-09
1
Amounts prior to the quarter ended March 31, 2009 are in white for comparison purposes only and represent pro forma long-term sales and redemptions, adjusted for certain amounts previously included in global/international fixed-income that are included in cash management beginning January 1, 2009.

Net New Flows by Investment Objective
(for the three months ended)
($ in billions) 30-Jun-09 31-Mar-09
Jun-09 vs.
Mar-09
30-Jun-08
Jun-09 vs.
Jun-08
Equity sales 11.1 $         7.5 $            48% 18.4 $         (40%)
Equity redemptions (10.8)           (12.3)           (12%) (20.6)           (48%)
Equity net exchanges 0.3               (0.7)              NM 0.1               200%
Equity Net New Flows 0.6               (5.5)              NM (2.1)              NM
Hybrid sales 2.9               2.7               7% 3.6               (19%)
Hybrid redemptions (2.7)              (3.4)              (21%) (3.4)              (21%)
Hybrid net exchanges 0.1               (0.1)              NM -                 NM
Hybrid Net New Flows 0.3               (0.8)              NM 0.2               50%
Fixed-income sales 13.9             9.6               45% 20.8             (33%)
Fixed-income redemptions (8.9)              (9.1)              (2%) (17.0)           (48%)
Fixed-income net exchanges 0.7               0.7               0% (0.1)              NM
Fixed-Income Net New Flows 5.7               1.2               375% 3.7               54%
Cash Management Net New Flows (0.6)              (0.4)              50% (0.6)              0%
Total Net New Flows 6.0 $            (5.5) $          NM 1.2 $            400%

INVESTMENT PERFORMANCE

% of U.S. Long-Term Assets in Top Two Lipper Quartiles
Investment Performance
95%
61%
84%
89%
71%
94%
66%
88%
1 - Year 3 - Year 5 - Year 10 - Year
83%
86%
61%
95%
83%
44%
93%
58%
1 - Year 3 - Year 5 - Year 10 - Year
94%
64% 64%
95%
91%
93%
91%
95%
1 - Year 3 - Year 5 - Year 10 - Year
97%
89%
62%
96%
94%
88%
95%
82%
1 - Year 3 - Year 5 - Year 10 - Year
6/30/2009 3/31/2009
Franklin Templeton Franklin Templeton Equity
FTI Tax-Free Fixed-Income FTI Taxable Fixed-Income
1
Lipper rankings for Franklin Templeton U.S.-registered long-term mutual funds are based on Class A shares. Franklin Templeton funds are compared against a universe of all share classes.
1

Investment Performance
89%
96%
87%
85%
93%
87%
38%
73%
1 - Year 3 - Year 5 - Year 10 - Year
99% 99% 99%
98%
100%
99%
100%
99%
1 - Year 3 - Year 5 - Year 10 - Year
77%
81%
29%
97%
82%
27%
94%
25%
1 - Year 3 - Year 5 - Year 10 - Year
Templeton Equity Mutual Series Equity
Franklin Equity
1
Lipper rankings for Franklin Templeton U.S.-registered long-term mutual funds are based on Class A shares. Franklin Templeton funds are compared against a universe of all share classes.
% of U.S. Long-Term Assets in Top Two Lipper Quartiles
6/30/2009 3/31/2009
1

OPERATING RESULTS

Quarterly Financial Highlights
Operating and Net Income Diluted Earnings Per Share
$1.29
$0.48
$1.71
$1.28
$0.52
30-Jun-08 30-Sep-08 31-Dec-08 31-Mar-09 30-Jun-09
(in millions, for the three months ended)
Unaudited
$326.2
$223.3
$532.2
$412.0
$268.4
30-Jun-08 30-Sep-08 31-Dec-08 31-Mar-09 30-Jun-09
$403.3
$300.5
$120.9
$110.8
$297.7

Operating Revenues
(in millions, for the three months ended)
Unaudited
30-Jun-09 31-Mar-09
Jun-09 vs.
Mar-09
31-Dec-08 30-Sep-08 30-Jun-08
Jun-09 vs.
Jun-08
Investment management fees 625.0 $     552.9 $     13% 600.3 $     822.4 $     924.7 $     (32%)
Underwriting and distribution fees 365.2 304.7 20% 304.9 424.5 504.3 (28%)
Shareholder servicing fees 67.1 66.5 1% 66.3 69.7 73.1 (8%)
Consolidated sponsored
investment products income, net
2.9 1.8 61% 1.9 1.5 2.8 4%
Other, net 13.4 (13.6) NM (4.1) 3.4 16.7 (20%)
Total Operating Revenues 1,073.6 $  912.3 $     18% 969.3 $     1,321.5 $  1,521.6 $  (29%)

Operating Expenses
30-Jun-09 31-Mar-09
Jun-09 vs.
Mar-09
31-Dec-08 30-Sep-08 30-Jun-08
Jun-09 vs.
Jun-08
Underwriting and distribution 350.7 $      293.5 $      19% 289.5 $      406.5 $      492.4 $      (29%)
Compensation and benefits 230.9         236.7         (2%) 244.1         274.1         285.7         (19%)
Information systems, technology
and occupancy
68.2            65.4            4% 68.6            83.0            78.5            (13%)
Advertising and promotion 27.9            26.7            4% 24.2            45.5            44.8            (38%)
Amortization of deferred sales
commissions
32.9            33.8            (3%) 36.6            48.2            41.9            (21%)
Other 36.8            32.9            12% 38.0            52.2            46.1            (20%)
Total Operating Expenses 747.4 $      689.0 $      8% 701.0 $      909.5 $      989.4 $      (24%)
(in millions, for the three months ended)
Unaudited

Operating Results
30-Jun-09 31-Mar-09
Jun-09 vs.
Mar-09
31-Dec-08 30-Sep-08 30-Jun-08
Jun-09 vs.
Jun-08
Operating Income 326.2 $      223.3 $      46% 268.4 $      412.0 $      532.2 $      (39%)
Consolidated sponsored
investment products income
(losses), net 35.6            (9.3)             NM (36.5)          (35.5)          (9.0)             NM
Investment and other income
(losses), net
52.3            (33.9)          NM (45.0)          77.8            34.0            54%
Interest expense (0.2)             (2.1)             (90%) (1.2)             (0.5)             (3.3)             (94%)
Other income (expenses), net 87.7            (45.3)          NM (82.7)          41.8            21.7            304%
Income Before Taxes 413.9         178.0         133% 185.7         453.8         553.9         (25%)
Taxes on income 116.2         67.2            73% 64.8            153.3         150.6         (23%)
Net Income 297.7 $      110.8 $      169% 120.9 $      300.5 $      403.3 $      (26%)
Basic earnings per share 1.30 $        0.48 $        171% 0.52 $        1.29 $        1.72 $        (24%)
Diluted Earnings per Share 1.29 $        0.48 $        169% 0.52 $        1.28 $        1.71 $        (25%)
Basic 229,804     231,178     (1%) 231,626     232,832     234,631     (2%)
Diluted 230,823     231,891     0% 232,688     234,563     236,485     (2%)
Average shares outstanding (in thousands)
(in millions, except per share data, for the three months ended)
Unaudited

11%
15%
40%
44%
16%
44%
74%
34%
62%
37%
30-Jun-08 30-Sep-08 31-Dec-08 31-Mar-09 30-Jun-09
55%
89%
74%
106%
53%
Operating Margin
Operating Margin and Capital Management
35.0%
31.2%
27.7%
24.5%
30.4%
30-Jun-08 30-Sep-08 31-Dec-08 31-Mar-09 30-Jun-09
Stock Repurchase Activity
1
Dividend and repurchase payout are calculated as amount of dividend divided by net income and amount of stock repurchase divided by net income, respectively.
1.8
0.7
1.7
1.4
2.4
232.0
230.4
232.8
234.6
232.9
30-Jun-08 30-Sep-08 31-Dec-08 31-Mar-09 30-Jun-09
Payout Ratio
(in millions, for the three months ended)
Unaudited